Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Stream Innovations Inc.

100 Barr Harbor Drive

Conshohocken, PA 19428

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Stream Innovations Inc. (the “Company” as the engaging party) and Goldman Sachs & Co. LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of certain collateral assets with respect to the potential issuance of asset-backed notes by Stream Innovations 2024-2 Issuer Trust (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets to be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 120 loans (the “Sample Loans”), which the Specified Parties instructed us to select randomly from the Sample Loan Data Tape (defined below) for the Transaction. During the engagement, the Company informed us that 7 of the loans included in the Sample Loan Data Tape will not be included in the proposed pool of loans for the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	The value of collateral securing such assets; and
•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

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We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the offering memorandum or other Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the offering memorandum or other Transactions documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of loans based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The following definitions were adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculated” refers to a recalculation of one of more data elements using a prescribed methodology and the information provided.

•	The phrase “Cut-off Date” refers to September 9, 2024.

•	The phrase “Remaining Term Methodology” refers to methodology provided by the Company for calculating the remaining term for the Sample Loans:

Remaining Term = Original Term – Payments Made

Where:

•	Original Term = the number of payments shown in the TIL Disclosure (defined below).
•	Payments Made = the value of the “Pmt#” for the most recent date paid on or before the Cut-off Date for which the Full Scheduled Payment has been applied to the respective billing cycle shown in the Payment History (defined below);

Full Scheduled Payment is applied to the respective billing cycle if the sum of the principal and interest amounts in the Payment History is greater than or equal to the scheduled ‘next regular payment’ shown in the Loan Detail (where all dates are prior to the Cut-off Date).

Otherwise, Payments Made = Pmt# (as shown in the Payment History) - 1.

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I.	Data, Information, and Documents Provided

The Company provided the following data, information, and documents related to the Sample Loans:

1.	An Excel file (the “Sample Loan Data Tape”) listing 7,970 loans, which the Company represents contains all of the loans which may be included in the Transaction and which includes certain attributes related to each loan as of the Cut-off Date.

2.	Screenshots or electronic copies of the following documents for the Sample Loans:

(a)	Truth in lending disclosure (the “TIL Disclosure”),
(b)	Borrower agreement (the “Borrower Agreement”), and
(c)	Credit report (the “Credit Report”).

And for Samples #19, #23, and #91, updated versions of these documents, which the Company represents are the correct versions to use for purposes of the procedures below.

3.	Screenshots from the Company’s servicing system database for the Sample Loans containing the following information (together the “Screenshots”):

(a)	Daily balance (the “Balance History”),
(b)	Loan details (the “Loan Detail Screen”),
(c)	Payment history (the “Payment History”),
(d)	Debt to income at the time of origination (the “DTI”),
(e)	For Sample Loans #28 and #109, field history showing due date changes (the “Due Date Change Screenshots”), and
(f)	For Sample Loans #53, #64, #67, #75, #78, #79, #92, #95, and #106, transaction history showing the full scheduled payment for the respective billing cycle (the “Transaction History Screenshots”).

II.	Procedures Performed

We performed the following agreed-upon procedures below. Our findings as a result of performing the procedures are reported in Exhibit I. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

A.	For each Sample Loan, we compared and, with respect to the Remaining Term attribute, we recalculated and compared our result, to the following information from the Sample Loan Data Tape to the specified source applying the respective special instructions as outlined in the table below.

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#	Attribute	Field name on Sample Loan Data Tape	Source and/or Special Instructions
1	Loan Number	Loan Number	TIL Disclosure Borrower Agreement Screenshots
2	Borrower State	Borrower State	TIL Disclosure
3	Amount Financed	Original Balance	TIL Disclosure
4	Annual Percentage Rate	Interest Rate	TIL Disclosure
5	Monthly Payment	Current Scheduled Payment	“Next Regular Payment” on Loan Detail Screen
6	Original Term	Term	Number of payments shown in the TIL Disclosure
7	First Payment Date	first_principal_payment_date	Payments ‘begin on date’ shown in the TIL Disclosure For Sample Loans #28 and #109, the Company instructed us to use the Due Date Change Screenshots
8	FICO Score	Borrower FICO

Credit Report

The Company instructed us to use the first and last name of either borrower 1 or borrower 2, as applicable, from the Borrower Agreement to determine the respective Credit Report for each Sample Loan

9	Current Principal Balance	Current Balance	Balance History
10	Debt to Income	Debt/Income Ratio	DTI Round the value on the Sample Loan Data Tape to 4 decimals (i.e. percentage shown to 2 decimals)
11	Days Delinquent	days_past_due	“Days Past Due” shown on the Balance History; if not shown on Balance History, then “Days Past Due” on the Loan Detail Screen
12	Remaining Term	Payments Remaining

Use Remaining Term Methodology

For Sample Loans #53, #64, #67, #75, #78, #79, #92, #95, and #106, the Company instructed us to use the Transaction History Screenshots to determine if Full Scheduled Payment has been applied to the respective billing cycle

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B.	For each Sample Loan, we observed the presence of a borrower signature on the Borrower Agreement, noting no exceptions. We make no comment as to the authenticity or validity of the signature as part of these procedures.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the the accuracy of certain attributes of certain collateral assets to be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

October 2, 2024

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Exhibit I

No exceptions were identified other than as noted in the table below:

Sample Loan	Procedure	Attribute	Sample Loan Data Tape Value	Recalculated Value
19	A.12	Remaining Term	166	165